UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2019

Central Garden & Pet Company
(Exact name of Registrant as Specified in its Charter)

Delaware	001-33268	68-0275553
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1340 Treat Boulevard, Suite 600, Walnut Creek, California 94597
(Address of Principal Executive offices)                                           (Zip Code)

(925) 948-4000
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2019, Central Garden & Pet Company (the “Company”) announced the appointment of Michael Griffith to the Company’s Board of Directors effective June 15, 2019.  Mr. Griffith has not been appointed to any board committees.

Mr. Griffith served as President and Chief Executive Officer of EAT Club, Inc., the largest business-focused online lunch delivery company in the United States, from July 2016 to March 2018.  Previously, Mr. Griffith served as Vice Chairman of Activision Blizzard, Inc., a worldwide online, personal computer, console, handheld, and mobile game publisher, from March 2010 to August 2016 and served as President and Chief Executive Officer of Activision Publishing, Inc. (prior to merger with Blizzard Entertainment, Inc.), one of the world’s largest third-party video game publishers from June 2005 to March 2010.  Prior thereto, he served in various executive positions at The Procter & Gamble Company, a multinational consumer goods corporation, including as President of the Global Beverage Division, Vice President and General Manager of Coffee Products, and Vice President and General Manager of Fabric & Home Care—Japan and Korea and Fabric & Home Care Strategic Planning—Asia.  Mr. Griffith is also a director of Dave & Buster’s Entertainment, Inc.

There are no transactions reportable under Item 404(a) of Regulation S-K in which Mr. Griffith has a direct or indirect material interest.  He will be entitled to receive the standard cash and equity compensation paid to all directors as described in the Company’s most recent proxy statement.  A copy of the press release announcing the above appointment is furnished as Exhibit 99.1 to this Current Report.

Item 9.01.                          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company dated June 17, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

Date: June 17, 2019	By:	/s/ George A. Yuhas
George A. Yuhas General Counsel and Secretary

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